Long-term Debt - Terms and Covenants (Details)	6 Months Ended
Jun. 30, 2017
Line of Credit Facility [Line Items]
Line of Credit Facility, Covenant Terms	The Company's credit facilities contain financial covenants and undertakings requiring the Company to maintain various financial ratios, including: - a minimum percentage of aggregate vessel value to secured loans (the security cover ratio or "SCR"); - a maximum ratio of total liabilities to market value adjusted total assets; - a minimum EBITDA to interest coverage ratio; - a minimum liquidity; and - a minimum market value adjusted net worth.
Line of Credit Facility, Dividend Restrictions	Under all loan agreements, the Company is not allowed to pay dividends until all Deferred Amounts have been repaid in full. Additionally, the Company may not pay dividends or distributions if an event of default has occurred and is continuing or would result from such dividend or distribution.
Debt Instrument, Covenant Compliance	As of December 31, 2016 and June 30, 2017, the Company was in compliance with the applicable financial and other covenants contained in its debt agreements, including the 2019 Notes.